UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

| | |
|---|---|
| In Re: ISC8, Inc. Debtor(s). | CHAPTER 11 (BUSINESS) |
| | Case Number: 8:14-bk-15750-SC |
| | Operating Report Number: 6 |
| | For the Month Ending: **28-Feb-15** |

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

| | | | |
|---|---|---|---|
| 1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS | | | 1,871,849.40 |
| 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS | | | 1,207,434.94 |
| 3. BEGINNING BALANCE: | | | 664,414.46 |
| 4. RECEIPTS DURING CURRENT PERIOD: | | | |
| Accounts Receivable - Post-filing | | 0.00 | |
| Accounts Receivable - Pre-filing | | 0.00 | |
| Transfer from Other DIP Accounts | | 0.00 | |
| Transfer from Closed Accounts | | 0.00 | |
| DIP Funding | | 0.00 | |
| **Other (Specify) | COBRA payment | 0.00 | |
| TOTAL RECEIPTS THIS PERIOD: | | | 0.00 |
| 5. BALANCE: | | | 664,414.46 |
| 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD | | | |
| Transfers to Other DIP Accounts (from page 2) | | 145,698.56 | |
| Disbursements (from page 2) | | 117,529.22 | |
| TOTAL DISBURSEMENTS THIS PERIOD:*** | | | 263,227.78 |
| 7. ENDING BALANCE: | | | 401,186.68 |

8. General Account Number(s): USBANK-5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

| Date mm/dd/yyyy | Check Number | Payee or DIP account | Purpose | *Amount Transfered | **Amount Disbursed | Amount |
|---|---|---|---|---|---|---|
| 01/08/2015 | 1122 | Procera Networks Ltd (Vineyard) | Software License - Final | | 7,500.00 | 7,500.00 |
| 01/23/2015 | 1125 | ADT Security Services Inc. | Utilities | | 58.09 | 58.09 |
| 01/23/2015 | 1126 | Bay, Kirsten | Travel & Expense | | 275.60 | 275.60 |
| 01/23/2015 | 1127 | Birch Communications | Utilities | | 137.88 | 137.88 |
| 01/23/2015 | 1130 | Disclosure Law Group | SEC Counsel | | 4,800.00 | 4,800.00 |
| 01/23/2015 | 1132 | Horowitz Agency | Marketing | | 1,400.00 | 1,400.00 |
| 01/23/2015 | 1134 | Kurtzman Carson Consultants LLC | Legal Notice Delivery Service | | 6,238.73 | 6,238.73 |
| 01/23/2015 | 1139 | US Trustee | Quarterly Fees | | 4,875.00 | 4,875.00 |
| 01/30/2015 | 1140 | Bay, Kirsten | Travel & Expense | | 9,444.02 | 9,444.02 |
| 01/30/2015 | 1143 | Cioffi, Jan | Travel & Expense | | 265.46 | 265.46 |
| 01/30/2015 | 1144 | Colonial Life | EE Benefits | | 171.93 | 171.93 |
| 01/30/2015 | 1145 | Computer Share Inc. | SEC Transfer Agent | | 1,603.93 | 1,603.93 |
| 01/30/2015 | 1146 | Conner & Associates, PC | Contract Development Employee - CFO | | 10,000.00 | 10,000.00 |
| 01/30/2015 | 1147 | Dell Financial Services | Equipment Lease | | 2,097.67 | 2,097.67 |
| 01/30/2015 | 1148 | Doyle, Frederick | Contract Development Employee | | 690.00 | 690.00 |
| 01/30/2015 | 1149 | FedEx (Pasadena) | Offices Supplies | | 27.07 | 27.07 |
| 01/30/2015 | 1150 | First Insurance Funding Corp. | Business Insurance | | 3,380.69 | 3,380.69 |
| 01/30/2015 | 1151 | Global IP Networks | Utilities | | 750.00 | 750.00 |
| 01/30/2015 | 1152 | Guardian | EE Benefits | | 3,035.00 | 3,035.00 |
| 01/30/2015 | 1153 | Jesse Henry | Rent - Half Moon Bay | | 3,800.00 | 3,800.00 |
| 01/30/2015 | 1154 | Jones, Neal Devin | Travel & Expense | | 744.87 | 744.87 |
| 01/30/2015 | 1155 | Lundy, Jason | Travel & Expense | | 5,040.89 | 5,040.89 |
| 01/30/2015 | 1156 | Searcy, Ronald | Contract Development Employee | | 2,457.00 | 2,457.00 |
| 01/30/2015 | 1157 | TimeWarnerCable | Utilities | | 435.00 | 435.00 |
| 01/30/2015 | 1158 | Weinberger, Michael | Travel & Expense | | 652.07 | 652.07 |
| 01/30/2015 | 1160 | Zwonarz, Ewa | Travel & Expense | | 815.26 | 815.26 |
| 01/30/2015 | 1161 | Bay, Kirsten | Travel & Expense | | 2,089.37 | 2,089.37 |
| 01/30/2015 | 1162 | Birch Communications | Utilities | | 138.24 | 138.24 |
| 01/30/2015 | 1163 | Comcast | Utilities | | 229.02 | 229.02 |
| 01/30/2015 | 1164 | Disclosure Law Group | SEC Counsel | | 4,831.30 | 4,831.30 |
| 01/30/2015 | 1165 | Doyle, Frederick | Contract Development Employee | | 870.00 | 870.00 |
| 01/30/2015 | 1166 | Doyle, Rebecca | Contract Development Employee | | 182.00 | 182.00 |
| 01/30/2015 | 1167 | Farnam Street Financial | Equipment Lease - Final | | 10,000.00 | 10,000.00 |
| 01/30/2015 | 1168 | Jones, Neal Devin | Travel & Expense | | 128.92 | 128.92 |
| 01/30/2015 | 1169 | Lundy, Jason | Travel & Expense | | 823.08 | 823.08 |
| 01/30/2015 | 1170 | Microsoft Corporation | Software License | | 399.80 | 399.80 |
| 01/30/2015 | 1171 | Millis, Scott | Travel & Expense | | 1,710.61 | 1,710.61 |
| 01/30/2015 | 1172 | Searcy, Ronald | Contract Development Employee | | 1,215.00 | 1,215.00 |
| 01/30/2015 | 1173 | Weinberger, Michael | Travel & Expense | | 86.00 | 86.00 |
| 01/30/2015 | 1174 | Zwonarz, Ewa | Travel & Expense | | 67.10 | 67.10 |
| 01/30/2015 | 1175 | Lundy, Jason | Travel & Expense | | 196.93 | 196.93 |
| 01/30/2015 | 1176 | O'Neil Storage | Document Storage - Final | | 8,071.08 | 8,071.08 |
| 02/05/2015 | TRNSF | Payroll - USBank 65532 | Payroll | 907.72 | | 907.72 |
| 02/10/2015 | TRNSF | Payroll - USBank 65532 | Payroll | 550.00 | | 550.00 |
| 02/11/2015 | 1177 | Bay, Kirsten | Travel & Expense | | 3,026.72 | 3,026.72 |
| 02/11/2015 | 1179 | Computer Share Inc. | SEC Transfer Agent | | 1,318.76 | 1,318.76 |
| 02/11/2015 | 1180 | Doyle, Frederick | Contract Development Employee | | 780.00 | 780.00 |
| 02/11/2015 | 1181 | Doyle, Rebecca | Contract Development Employee | | 91.00 | 91.00 |
| 02/11/2015 | 1182 | Hughes Socol Piers Resnick | Immigration Counsel | | 898.49 | 898.49 |
| 02/11/2015 | 1183 | Jones, Neal Devin | Travel & Expense | | 534.26 | 534.26 |
| 02/11/2015 | 1184 | Lundy, Jason | Travel & Expense | | 3,294.72 | 3,294.72 |
| 02/11/2015 | 1185 | Millis, Scott | Travel & Expense | | 501.21 | 501.21 |
| 02/11/2015 | 1186 | Premiere Global Service | Utilities | | 600.00 | 600.00 |
| 02/11/2015 | 1187 | Searcy, Ronald | Contract Development Employee | | 2,265.00 | 2,265.00 |
| 02/11/2015 | 1188 | The Select Group | Contract Development Employee | | 1,640.00 | 1,640.00 |
| 02/11/2015 | 1189 | Wells, Scott | Travel & Expense | | 86.55 | 86.55 |
| 02/11/2015 | 1190 | Zwonarz, Ewa | Travel & Expense | | 529.69 | 529.69 |
| 02/11/2015 | TRNSF | Payroll - USBank 65532 | Payroll | 357.72 | | 357.72 |
| 02/11/2015 | TRNSF | Tax - USBank 65540 | Payroll Tax | 21,283.66 | | 21,283.66 |
| 02/11/2015 | TRNSF | Payroll - USBank 65532 | Payroll | 40,535.96 | | 40,535.96 |
| 02/13/2015 | EFT | US Bank | Bank Fees | | 228.21 | 228.21 |
| 02/26/2015 | TRNSF | Tax - USBank 65540 | Payroll Tax | 20,289.41 | | 20,289.41 |
| 02/26/2015 | TRNSF | Payroll - USBank 65532 | Payroll | 22,899.84 | | 22,899.84 |
| 02/26/2015 | TRNSF | Payroll - USBank 65532 | Payroll | 38,874.25 | | 38,874.25 |
| | | | | | | |
| | | | TOTAL DISBURSEMENTS THIS PERIOD: | 145,698.56 | 117,529.22 | $263,227.78 |

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 2/28/2015 Balance on Statement: $401,186.68

Plus deposits in transit (a):

| Deposit Date | Deposit Amount |
|---|---|
| None | |
| | |
| | |
| | |

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

| Check Number | Check Date | Check Amount |
|---|---|---|
| 1142 | 01/30/2015 | 20,000.00 |
| 1178 | 02/11/2015 | 31.92 |
| 1191 | 02/27/2015 | 1,941.38 |
| 1192 | 02/27/2015 | 111.50 |
| 1193 | 02/27/2015 | 114.62 |
| 1194 | 02/27/2015 | 2,990.00 |
| 1195 | 02/27/2015 | 1,426.71 |
| 1196 | 02/27/2015 | 2,131.74 |
| 1197 | 02/27/2015 | 1,710.00 |
| 1198 | 02/27/2015 | 178.75 |
| 1199 | 02/27/2015 | 750.00 |
| 1200 | 02/27/2015 | 275.09 |
| 1201 | 02/27/2015 | 402.92 |
| 1202 | 02/27/2015 | 60.61 |
| 1203 | 02/27/2015 | 925.00 |
| 1204 | 02/27/2015 | 3,025.49 |
| 1205 | 02/27/2015 | 2,655.00 |
| 1206 | 02/27/2015 | 8,200.00 |
| 1207 | 02/27/2015 | 720.00 |
| 1208 | 02/27/2015 | 157.18 |
| 1209 | 02/25/2015 | 372.60 |
| 1210 | 02/25/2015 | 1,508.84 |
| 1211 | 02/25/2015 | 935.20 |
| 1212 | 02/25/2015 | 17,336.49 |
| 1213 | 02/25/2015 | 158.88 |
| 1214 | 02/26/2015 | 3,357.02 |

TOTAL OUTSTANDING CHECKS: 71,476.94

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $329,709.74

*It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

## I. CASH RECEIPTS AND DISBURSEMENTS
## B. (PAYROLL ACCOUNT)

| | | |
|---|---|---|
| 1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS | | 373,853.69 |
| 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS | | 372,758.37 |
| 3. BEGINNING BALANCE: | | 1,095.32 |
| 4. RECEIPTS DURING CURRENT PERIOD: | | 104,125.49 |
| (Transferred from DIP General Account) | 104,125.49 | |
| Returned from Paychex | 0 | |
| 5. BALANCE: | | 105,220.81 |
| 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD | | |
| Wire Sent in Error to JPMChase | 0.00 | |
| Transfers to Other DIP Accounts (from page 2) | 0.00 | |
| Disbursements (from page 2) | 81,225.65 | |
| TOTAL DISBURSEMENTS THIS PERIOD:*** | | 81,225.65 |
| 7. ENDING BALANCE: | | 23,995.16 |

8. PAYROLL Account Number(s): USBANK-5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

| Date mm/dd/yyyy | Check Number | Payee | Purpose | Amount |
|---|---|---|---|---|
| 02/05/2015 | EFT | Principal Life | Benefits | 550.00 |
| 02/11/2015 | EFT | Principal Life | Benefits | 550.00 |
| 02/11/2015 | EFT | Paychex of New York | Payroll | 40,535.96 |
| 02/12/2015 | EFT | Paychex of New York | Wage Garnishment | 138.46 |
| 02/13/2015 | EFT | Paychex of New York | Payroll Fees | 219.26 |
| 02/26/2015 | EFT | Paychex of New York | Wage Garnishment | 138.46 |
| 02/26/2015 | EFT | Paychex of New York | Payroll | 38,874.25 |
| 02/27/2015 | EFT | Paychex of New York | Payroll Fees | 219.26 |
| | | | TOTAL DISBURSEMENTS THIS PERIOD: | 81,225.65 |

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 2/28/2015 Balance on Statement: $23,995.16

Plus deposits in transit (a):

| Deposit Date | Deposit Amount |
|---|---|
| None | |

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

| Check Number | Check Date | Check Amount |
|---|---|---|
| 1003 | 02/27/2015 | 626.00 |
| 1004 | 02/27/2015 | 3,661.14 |
| 1005 | 02/27/2015 | 2,935.68 |
| 1006 | 02/27/2015 | 2,944.14 |
| 1007 | 02/27/2015 | 3,150.65 |
| 1008 | 02/27/2015 | 1,515.48 |
| 1009 | 02/27/2015 | 1,275.22 |

TOTAL OUTSTANDING CHECKS: 16,108.31

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $7,886.85

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

## I. CASH RECEIPTS AND DISBURSEMENTS
## C. (TAX ACCOUNT)

| | | |
|---|---|---|
| 1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS | | 252,774.79 |
| 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS | | 251,774.79 |
| 3. BEGINNING BALANCE: | | 1,000.00 |
| 4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account) | | 41,573.07 |
| 5. BALANCE: | | 42,573.07 |
| 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD | | |
| Transfers to Other DIP Accounts (from page 2) | 0.00 | |
| Disbursements (from page 2) | 41,573.07 | |
| TOTAL DISBURSEMENTS THIS PERIOD:*** | | 41,573.07 |
| 7. ENDING BALANCE: | | 1,000.00 |

8. TAX Account Number(s): USBANK-5540

Depository Name & Location: US Bank

4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

| Date mm/dd/yyyy | Check Number | Payee | Purpose | Amount |
|---|---|---|---|---|
| 02/11/2015 | EFT | Paychex of New York | Payroll - Taxes | 21,283.66 |
| 02/26/2015 | EFT | Paychex of New York | Payroll - Taxes | 20,289.41 |
| | | | TOTAL DISBURSEMENTS THIS PERIOD: | 41,573.07 |

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 2/28/2015 Balance on Statement: $1,000.00

Plus deposits in transit (a):

| Deposit Date | Deposit Amount |
|---|---|
| None | |

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

| Check Number | Check Date | Check Amount |
|---|---|---|
| None | | |

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

## I. CASH RECEIPTS AND DISBURSEMENTS
## D. (FLEXIBLE SPENDING ACCOUNT)

| | | |
|---|---|---|
| 1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS | | 15,659.95 |
| 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS | | 10,853.57 |
| 3. BEGINNING BALANCE: | | 4,806.38 |
| 4. RECEIPTS DURING CURRENT PERIOD: | | |
| Transferred from FLEX - HSBC 32675 | - | 0.00 |
| Transferred from DIP General Account | 0 | |
| 5. BALANCE: | | 4,806.38 |
| 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD | | |
| TOTAL DISBURSEMENTS THIS PERIOD:*** | | 70.00 |
| 7. ENDING BALANCE: | | 4,736.38 |

8. FLEX Account Number(s): USBANK-9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

| Date mm/dd/yyyy | Check Number | Payee | Purpose | Amount |
|---|---|---|---|---|
| 2/19/2015 | EFT | Take Care by WW | Service Fee | 70.00 |
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| | | | TOTAL DISBURSEMENTS THIS PERIOD: | 70.00 |

# FLEX ACCOUNT
# BANK RECONCILIATION

Bank statement Date: 2/28/2015 Balance on Statement: $4,736.08

Plus deposits in transit (a):

| Deposit Date | Deposit Amount |
|---|---|
| None | |

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

| Check Number | Check Date | Check Amount |
|---|---|---|
| None | | |

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,736.08

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

# I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

| | | |
|---|---|---|
| | DIP General Account: | 401,186.68 |
| | DIP Payroll Account: | 23,995.16 |
| | DIP Tax Account: | 1,000.00 |
| *Other Accounts: | Flexible Spending Account: | 4,736.38 |
| | USBank-Payable Account - Closed: | 0.00 |
| | USBank-Payrole Account - Closed: | 0.00 |
| | HSBC-Operating Account - Closed: | 0.00 |
| | HSBC-Flex Account-Closed: | 0.00 |
| | HSBC-Payroll Account-Closed: | 0.00 |
| | USBank-Savings Account - Closed: | 0.00 |
| | | |
| | | |
| *Other Monies: | | |
| | **Petty Cash (from below): | 0.00 |

TOTAL CASH AVAILABLE: 430,918.22

Petty Cash Transactions:

| Date | Purpose | Amount |
|---|---|---|
| None | | |

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

## II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

| Creditor, Lessor, Etc. | Frequency of Payments (Mo/Qtr) | Amount of Payment | Post-Petition payments not made (Number) | Total Due |
|---|---|---|---|---|
| Birch (formerly Cbeyond - CA) | Mo | 139.92 | 0 | 0.00 |
| Coppertree Partners LP | Mo | 3,300.00 | 0 | 0.00 |
| Dell Financial Services | Mo | 2,131.74 | 0 | 0.00 |
| GE Capital | Mo | 695.68 | 0 | 0.00 |
| Global IP Networks | Mo | 750.00 | 0 | 0.00 |
| Premiere Global Services (Global Meet) | Mo | 823.60 | 0 | 0.00 |
| Regus USA | Mo | 3,994.54 | 0 | 0.00 |
| | | | | 0.00 |
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| | | | | 0.00 |
| | | | | 0.00 |
| | | | | 0.00 |
| | | | | 0.00 |
| | | | | |
| | | | TOTAL DUE: | 0.00 |

## III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: 0.00

Total Wages Paid: 0.00

| | Total Post-Petition Amounts Owing | Amount Delinquent | Date Delinquent Amount Due |
|---|---|---|---|
| Federal Withholding | 0.00 | 0.00 | |
| State Withholding | 0.00 | 0.00 | |
| FICA- Employer's Share | 0.00 | 0.00 | |
| FICA- Employee's Share | 0.00 | 0.00 | |
| Federal Unemployment | 0.00 | 0.00 | |
| Sales and Use | 0.00 | 0.00 | |
| Real Property | 0.00 | 0.00 | |
| Other: | | | |
| TOTAL: | 0.00 | 0.00 | |

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

## IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

| | *Accounts Payable | Accounts Receivable | |
|---|---|---|---|
| | Post-Petition | Pre-Petition | Post-Petition |
| 30 days or less | 4,800.00 | | |
| 31 - 60 days | 0.00 | | |
| 61 - 90 days | 0.00 | | |
| 91 - 120 days | 0.00 | | |
| Over 120 days | 0.00 | | |
| TOTAL: | 4,800.00 | 0.00 | 0.00 |

## V. INSURANCE COVERAGE

| | Name of Carrier | Amount of Coverage | Policy Expiration Date | Premium Paid Through (Date) |
|---|---|---|---|---|
| General Liability | CNA Insurance | $2.0M | 10/1/2015 | 2/1/2015 |
| Worker's Compensation | CNA Insurance | $1.0M | 10/1/2015 | 2/1/2015 |
| Casualty | CNA Insurance | $1.0M | 10/1/2015 | 2/1/2015 |
| Vehicle | CNA Insurance | $1.0M | 10/1/2015 | 2/1/2015 |
| Others: D&O Insurance | National Union Fire Insurance | $5.0M | 5/1/2015 | 5/1/2015 |
| D&O Insurance | Colony Insurance Company | $5.0M | 5/1/2015 | 5/1/2015 |

## VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

| Quarterly Period Ending (Date) | Total Disbursements | Quarterly Fees | Date Paid | Amount Paid | Quarterly Fees Still Owing |
|---|---|---|---|---|---|
| 30-Sep-2014 | 75.00 | 325.00 | 21-Oct-2014 | 325.00 | 0.00 |
| 31-Dec-2014 | 901,936.98 | 4,875.00 | 23-Jan-2015 | 4,875.00 | 0.00 |
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| | | | | | 0.00 |
| | | 5,200.00 | | 5,200.00 | 0.00 |

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

## VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

| Name of Insider | Date of Order Authorizing Compensation | *Authorized Gross Compensation | Gross Compensation Paid During the Month |
|---|---|---|---|
| Scott Millis | 10/7/2014 | Pre:$8,039 & Post: $7,308/Biweekly | 18,270.00 |
| | | Terminated 2/27/15. Includes last week of pay. | |
| Johanna Kirsten Bay | 10/7/2014 | Pre:$12,475 & Post: $11,539/Biweekly, | 23,078.00 |
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## VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

| Name of Insider | Date of Order Authorizing Compensation | Description | Amount Paid During the Month |
|---|---|---|---|
| Johanna Kirsten Bay | 10/7/2014 | Travel & Expenses - Bankruptcy & Marketing | 3,026.72 |
| Scott Milis | 10/7/2014 | Travel & Expenses - IT | 501.21 |
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* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

## IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

| | Current Month | Cumulative Post-Petition |
|---|---|---|
| **Sales/Revenue:** | | |
| Gross Sales/Revenue | 18,506.93 | 111,041.58 |
| Less: Returns/Discounts | | 0.00 |
| Net Sales/Revenue | 18,506.93 | 111,041.58 |
| **Cost of Goods Sold:** | | |
| Beginning Inventory at cost | 0.00 | 0.00 |
| Purchases | 0.00 | 0.00 |
| Less: Ending Inventory at cost | | |
| Cost of Goods Sold (COGS) | 0.00 | 0.00 |
| Gross Profit | 18,506.93 | 111,041.58 |
| Other Operating Income (Itemize) | 0.00 | 0.00 |
| **Operating Expenses:** | | |
| Payroll - Insiders | 47,118.00 | 240,360.96 |
| Payroll - Other Employees | 121,164.80 | 510,641.62 |
| Payroll Taxes | 10,478.14 | 45,335.91 |
| Other Taxes (Itemize) | 0.00 | 5,449.46 |
| Depreciation and Amortization | 10,451.23 | 164,972.66 |
| Rent Expense - Real Property | 4,186.81 | 62,176.13 |
| Lease Expense - Personal Property | 0.00 | 2,702.06 |
| Insurance | 15,848.20 | 77,762.02 |
| Real Property Taxes | 0.00 | 0.00 |
| Telephone and Utilities | 738.00 | 11,642.39 |
| Repairs and Maintenance | 225.00 | 487.45 |
| Travel and Entertainment (Itemize) | 10,705.85 | 48,391.33 |
| Miscellaneous Operating Expenses (Itemize) | 9,909.94 | 150,745.09 |
| Total Operating Expenses | 230,825.97 | 1,320,667.08 |
| Net Gain/(Loss) from Operations | (212,319.04) | (1,209,625.50) |
| **Non-Operating Income:** | | |
| Interest Income | 0.00 | 69.17 |
| Net Gain on Sale of Assets (Itemize) | 0.00 | 0.00 |
| Other (Itemize) | 0.00 | 0.00 |
| Total Non-Operating income | 0.00 | 69.17 |
| **Non-Operating Expenses:** | | |
| Interest Expense | 19,133.74 | 73,953.25 |
| Legal and Professional (Itemize) | 179,935.00 | 978,693.83 |
| Other (Itemize) | 0.00 | 0.00 |
| Total Non-Operating Expenses | 199,068.74 | 1,052,647.08 |
| NET INCOME/(LOSS) | (411,387.78) | (2,262,203.41) |

(Attach exhibit listing all itemizations required above)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
Other Expenses (Itemize)

| | Current Month |
|---|---|
| Operating Expenses: | |
| Other Taxes | |
| Taxes & Licenses | - |
| Total Other Taxes | - |
| | |
| Travel and Entertainment (Itemize) | |
| Meals | 1,093.11 |
| Travel | 9,612.74 |
| Total Travel and Entertainment | 10,705.85 |
| | |
| Miscellaneous Operating Expenses (Itemize) | |
| Business & Bank Fees | 262.28 |
| Conference & Seminars | 142.36 |
| Legal Expense | 4,800.00 |
| Office Supplies | 165.01 |
| Outside Services | 1,406.97 |
| Shipping | 143.32 |
| Moving Expenses | 2,990.00 |
| Total Miscellaneous Operating Expenses | 9,909.94 |
| | |
| Non-Operating Expenses: | |
| Legal & Professional (Itemize) | |
| Debtor's Counsel | 75,000.00 |
| Chief Restructuring Officer | 75,440.00 |
| Counsel for Unsecured Creditors Committee | 29,495.00 |
| | 179,935.00 |

## X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

| | Current Month End | |
|---|---|---|
| **ASSETS** | | |
| Current Assets: | | |
| Unrestricted Cash | 330,088.46 | |
| Restricted Cash | 4,736.38 | |
| Accounts Receivable | 110,709.15 | |
| Inventory | 120,567.54 | |
| Notes Receivable | 0.00 | |
| Prepaid Expenses | 75,384.52 | |
| Other (Itemize) | 24,763.57 | |
| Total Current Assets | | 666,249.62 |
| Property, Plant, and Equipment | 542,716.12 | |
| Accumulated Depreciation/Depletion | (482,166.11) | |
| Net Property, Plant, and Equipment | | 60,550.01 |
| Other Assets (Net of Amortization): | | |
| Due from Insiders | 0.00 | |
| Other (Itemize) | 3,966,232.35 | |
| Total Other Assets | | 3,966,232.35 |
| TOTAL ASSETS | | 4,693,031.98 |
| **LIABILITIES** | | |
| Post-petition Liabilities: | | |
| Accounts Payable | 4,800.00 | |
| Taxes Payable | 0.00 | |
| Notes Payable | 0.00 | |
| Professional fees | 903,693.83 | |
| Secured Debt | 1,750,000.00 | |
| Other (Itemize) | 67,114.26 | |
| Total Post-petition Liabilities | | 2,725,608.09 |
| Pre-petition Liabilities: | | |
| Secured Liabilities | 7,700,915.29 | |
| Priority Liabilities | 750.67 | |
| Unsecured Liabilities | 3,155,693.82 | |
| Other (Itemize) | 3,832,820.83 | |
| Total Pre-petition Liabilities | | 14,690,180.61 |
| TOTAL LIABILITIES | | 17,415,788.70 |
| **EQUITY:** | | |
| Pre-petition Owners' Equity | (10,460,553.21) | |
| Post-petition Profit/(Loss) | (2,262,203.51) | |
| Direct Charges to Equity | 0.00 | |
| TOTAL EQUITY | | (12,722,756.72) |
| TOTAL LIABILITIES & EQUITY | | 4,693,031.98 |

## X. BALANCE SHEET
## (ACCRUAL BASIS ONLY)
### Assets & Liabilities - Other (Itemize)

| | Current Month End |
|---|---|
| **ASSETS** | |
| Current Assets: | |
| Other (Itemize) | |
| Cobra | 12,082.51 |
| Irvine Sensors Receivable | 4,896.81 |
| Other Receivable | 7,784.25 |
| Total Current Assets - Other | 24,763.57 |
| | |
| Other Assets (Net of Amortization): | |
| Other (Itemize) | |
| Deferred Costs | 24,517.20 |
| Intercompany Receivable | 3,838,660.92 |
| Investment in Sub | (261,018.38) |
| Long Term Deposits | 30,998.80 |
| Patents (Net) | 3,301.01 |
| Software Technology (Net) | 329,772.80 |
| Total Other Assets | 3,966,232.35 |
| | |
| **LIABILITIES** | |
| Post-petition Liabilities: | |
| Other (Itemize) | |
| Accrued Payroll | 8,429.26 |
| Accrued Interest Payable | 58,685.00 |
| Total Post-petition Liabilities - Other | 67,114.26 |
| | |
| Pre-petition Liabilities: | |
| Other (Itemize) | |
| Accrued Audit and Tax Prep | 186,334.00 |
| Accrued Expenses | 443,315.97 |
| Accrued Loss on Contract | 6,537.00 |
| Accrued Pension Liability | 1,063,971.94 |
| Accrued Royalties | 272,034.00 |
| Accrued Severance | 463,462.41 |
| Advance Billings on Contract | 92,626.27 |
| Capital Lease Obligation | 297,250.83 |
| Deferred Revenue | 37,013.75 |
| Deposits | 75,000.00 |
| Derivative Liability | 797,352.78 |
| ESBP | 97,921.88 |
| Total Pre-petition Liabilities - Other | 3,832,820.83 |

# XI. QUESTIONNAIRE

| | | No | Yes |
|---|---|---|---|
| 1. | Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below: | x | |

The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]

| | | No | Yes |
|---|---|---|---|
| 2. | Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below: | x | |

No.

3. State what progress was made during the reporting period toward filing a plan of reorganization

The Court set a deadline of January 21, 2015 for the Debtor to file its plan and disclosure statement. See, Scheduling Order Regarding Chapter 11 Status Conference [Doc. #133] entered on November 26, 2014. On January 21, 2015, the Debtor filed its motion to extend the Court's plan filing deadline and its exclusivity periods [Doc. #189]. At the hearing on February 19, 2015 the court extended the deadline for the Debtor to file plan and disclosure statement to March 23, 2015. In December, the Debtor determined that it was in the best interests of its business, its estate and creditors to move forward with an asset sale of its business as a going concern. On December 9, 2014, the Debtor filed its emergency motion to approve, among other things, bid procedures and to set an auction and sale hearing [Doc. #146] (the "Bid Procedures Motion"). The Bid Procedures Motion was approved at a hearing held on December 11, 2014 and pursuant to Court order entered on January 5, 2015 [Doc. #173]. On January 8, 2015, the Debtor filed its motion to sell substantially all of its assets [Doc. #179]. At the hearing on February 19, 2015 the court approved the sale of substantially all of the Debtor's assets. On March 4, 2015 the court entered the sale order.

4. Describe potential future developments which may have a significant impact on the case:

See above. The Debtor is currently drafting a plan and disclosure statement which will be filed no later than March 23, 2015.

5.

Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

N/A

| | | No | Yes |
|---|---|---|---|
| 6. | Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below. | x | |

N/A

I, Alfred M. Masse,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

March 15, 2015
Date

CRO for debtor-in-possession